                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        PACIFIC ENTERPRISES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              PACIFIC ENTERPRISES
                                                           555 WEST FIFTH STREET
                                                      LOS ANGELES, CA 90013-1011

WILLIS B. WOOD, JR.
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

                                                                  March 22, 1996

Dear Shareholder:

    On behalf of the Board of Directors, it is a pleasure to invite you to our Annual Meeting of Shareholders to be held in Burbank on May 9. I hope you will find it convenient to attend.

    At the Annual Meeting, shareholders will elect ten directors. Confidential voting is provided for employee shareholders voting through the company's employee benefit plans and other shareholders may elect confidential voting if they so desire.

    Whether you own a few or many shares and whether or not you plan to attend in person, it is important that your shares be voted at the Annual Meeting. I urge you to complete the enclosed proxy or voting instruction and return it promptly. If you have any questions concerning the Annual Meeting, please call Pacific Enterprises Shareholder Services, 1-800-722-5483.

                                          Very truly yours,
                                          /s/ Willis B. Wood, Jr.
                                          Willis B. Wood, Jr.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The 110th Annual Meeting of Shareholders of Pacific Enterprises will be held on Thursday, May 9, 1996 at 9:30 a.m. in the Burbank Airport Hilton and Convention Center, 2500 Hollywood Way, Burbank, California. At the Annual Meeting, shareholders will consider the following items of business:

       1. The election of directors.

       2. Such other business as may properly come before the meeting.

    Shareholders of record at the close of business on March 18, 1996 are entitled to notice of and to vote at the Annual Meeting.

    ONLY SHAREHOLDERS OF PACIFIC ENTERPRISES ARE ENTITLED TO ATTEND THE ANNUAL MEETING.

    AN ADMISSION TICKET TO THE ANNUAL MEETING IS PRINTED ON THE INSIDE BACK COVER OF THIS PROXY STATEMENT. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE BRING THIS TICKET WITH YOU. IT WILL ADMIT YOU AND A GUEST OR FAMILY MEMBER TO THE MEETING.

    Shareholders who do not bring an admission ticket to the Annual Meeting must have their share ownership verified to obtain admission. Shareholders of record will be admitted upon verification of record share ownership at the admission desk. Shareholders who own shares through banks, brokerage firms, nominees, employee benefit plans or other account custodians, must present proof of beneficial share ownership (such as a brokerage account or employee benefit plan statement) at the admission desk.

    If you expect to attend the Annual Meeting in person, please check the attendance box provided on the enclosed proxy card or voting instruction. Seating is limited and will be on a first-come, first-served basis. Doors will open at 8:30 a.m.

                                          Thomas C. Sanger, Secretary

March 22, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Pacific Enterprises.......................................................    1
Outstanding Shares and Voting Rights......................................    1
Board of Directors........................................................    3
Election of Directors.....................................................    4
Share Ownership of Directors and Executive Officers.......................    8
Financial Performance and Shareholder Returns.............................    9
Report of the Compensation Committee......................................   11
Executive Compensation....................................................   15
Solicitation of Proxies and Voting Instructions...........................   18
Independent Auditors......................................................   19
Annual Reports............................................................   19
Shareholder Proposals.....................................................   19

                              PACIFIC ENTERPRISES

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    Pacific Enterprises is providing this Proxy Statement to shareholders in connection with its Annual Meeting of Shareholders to be held May 9, 1996. It is being mailed to shareholders commencing March 22, 1996.

                              PACIFIC ENTERPRISES

    Pacific Enterprises is a Los Angeles-based utility holding company engaged in supplying natural gas throughout most of Southern and portions of Central California. These operations are conducted through Southern California Gas Company, the nation's largest natural gas distribution utility, which provides gas service through 4.7 million meters to 535 cities and communities in a 23,000-square-mile service territory with a population of 17 million. Through other subsidiaries, Pacific Enterprises is also engaged in interstate and offshore natural gas transmission to serve its utility operations and in alternate energy development.

    Pacific Enterprises was incorporated in California in 1907 as the successor to a corporation organized in 1886. Its principal executive offices are located at 555 West Fifth Street, Los Angeles, California and its telephone number is
(213) 895-5000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    Shareholders who are present at the Annual Meeting in person or by proxy will be entitled to one vote for each share of Pacific Enterprises Common Stock and Voting Preferred Stock which they held of record on March 18, 1996. On that date 84,809,613 shares of Pacific Enterprises Common Stock and 800,253 shares of Pacific Enterprises Voting Preferred Stock were outstanding.

    Pacific Enterprises' bylaws permit each shareholder who desires to do so to elect that his or her identity and individual vote be held confidential. Confidentiality will not apply to the extent that voting disclosure is required by applicable law or is appropriate to assert or defend any claim relating to shareholder voting. Confidentiality also will not apply with respect to any matter for which shareholder votes are solicited in opposition to the nominees or voting recommendations of the Board of Directors unless the persons engaged in the opposition solicitation provide shareholders with voting confidentiality (which, if not otherwise provided, will be requested by Pacific Enterprises) comparable to the voting confidentiality provided by Pacific Enterprises. A shareholder desiring confidential voting must mark the appropriate box and return the enclosed proxy card.

    The employee benefit plans of Pacific Enterprises and its subsidiaries automatically provide for confidential voting by employees participating in the plans. Employees holding shares through these plans need not take any action to obtain confidential voting and may vote their shares by returning the enclosed voting instruction.

    Proxies and voting instructions that are timely received will be voted in the manner directed thereon. If no direction is given, they will be voted, as to the shares for which they are authorized to be voted, in accordance with the recommendations of the Board of Directors. Only votes for or against a particular matter will be counted as votes cast in determining the outcome of that matter.

                               BOARD OF DIRECTORS

    Pacific Enterprises' entire Board of Directors is elected at each Annual Meeting of Shareholders. During 1995, the Board of Directors held twelve meetings.

BOARD COMMITTEES

    The Board of Directors maintains standing Audit, Compensation, Executive, Nominating and Public Policy Committees.

    THE AUDIT COMMITTEE, which consists entirely of non-officer directors, recommends to the Board of Directors the selection of independent auditors; approves and reviews services and fees of independent auditors; and reviews accounting and financial policies, internal accounting controls and the results of audit engagements. During 1995, the Committee held three meetings.

    THE COMPENSATION COMMITTEE reviews the performance and approves or recommends the compensation of senior management and recommends the adoption of and administers compensation plans in which senior management is eligible to participate. The Committee also considers management succession plans. During 1995, the Committee held five meetings.

    THE EXECUTIVE COMMITTEE may act on all but certain major corporate matters reserved to the Board of Directors. It meets when emergency issues or scheduling make it difficult to assemble the Board of Directors. During 1995, the Committee did not meet.

    THE NOMINATING COMMITTEE considers and makes recommendations regarding the nominations of directors and the size and composition of the Board of Directors. During 1995, the Committee held three meetings. The Committee will consider shareholder suggestions for nominees for director. Suggestions may be submitted to the Secretary of Pacific Enterprises, P.O. Box 60043, Los Angeles, California 90060-0043. Biographical information concerning the proposed nominee should also be included to assist the Committee in its deliberations.

    THE PUBLIC POLICY COMMITTEE reviews and monitors Pacific Enterprises' fulfillment of its responsibilities on matters of public policy and corporate governance. During 1995, the Committee held three meetings.

DIRECTOR COMPENSATION

    Directors who are also officers of Pacific Enterprises or its subsidiaries are not separately compensated for their services as directors or as members of Committees of the Board of Directors. Non-officer directors receive annual retainers of $25,000 and an additional $3,000 for each Committee which they chair. Non-officer directors also receive $900 for each meeting of the Board of Directors or Committee of the Board of Directors which they attend. Directors may defer the receipt of their compensation and earn interest on the amounts deferred.

    Non-officer directors receive retirement benefits commencing upon the later of retirement or attaining age 65. The annual retirement benefit is the sum of the then current annual base retainer and the then current Board meeting fee multiplied by ten and adjusted upward for subsequent increases in the retainer or meeting fee. The benefit continues for a maximum period equal to the director's years of service as a non-officer director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of four members, all of whom are non-officer directors. The members of the Committee are Wilford D. Godbold, Jr., Harold M. Messmer, Jr., Ignacio E. Lozano, Jr., and Richard J. Stegemeier. During 1995, Robert Half International, Inc., of which Mr. Messmer is Chairman, President and Chief Executive Officer, was paid $105,000 by Pacific Enterprises for personnel recruitment services.

                             ELECTION OF DIRECTORS

    At the Annual Meeting, ten directors (comprising the entire authorized number of directors) will be elected to hold office until the next Annual Meeting and until their successors have been elected and qualified. The ten director candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors.

    The names of the Board of Directors' ten nominees for election as directors and biographical and shareholding information (see also "Share Ownership of Directors and Executive Officers") regarding each nominee are set forth below. Each nominee is currently a director of both Pacific Enterprises and Southern California Gas Company and, unless otherwise noted, has held the position set forth beneath his or her name or various positions with the same organization for at least the last five years.

    The proxies and voting instructions solicited by this Proxy Statement will be voted for the election of these nominees unless other instructions are specified. If any nominee should become unavailable to serve, the proxies and voting instructions may be voted for a substitute nominee designated by the Board of Directors or the authorized number of directors may be reduced.

[PHOTO OF                    HYLA H. BERTEA,
HYLA H. BERTEA]              COMMUNITY LEADER.
                             Mrs. Bertea,  55, has  been a  director of  Pacific
                             Enterprises since 1988. She is a realtor with Grubb
                             &  Ellis,  a  real  estate  sales  company.  She is
                             Commissioner of the  California Horse Racing  Board
                             and  a  Trustee of  Lewis  & Clark  College.  For a
                             number of years she has been involved in leadership
                             positions with  various cultural,  educational  and
                             health  organizations in the  Orange County and Los
                             Angeles  areas.  She   was  a  co-commissioner   of
                             gymnastics and member of the executive staff for the 1984 Olympics.

Committees:                  Audit, Nominating, and Public        Shares:  5,429
                             Policy

[PHOTO OF                    HERBERT L. CARTER,
HERBERT L. CARTER]           EXECUTIVE  VICE  CHANCELLOR  EMERITUS  AND  TRUSTEE
                             PROFESSOR   OF   PUBLIC   ADMINISTRATION   OF   THE
                             CALIFORNIA STATE UNIVERSITY SYSTEM.
                             Dr. Carter,  62, has  been  a director  of  Pacific
                             Enterprises  since 1991. He was President and Chief
                             Executive Officer  of  United Way  of  Greater  Los
                             Angeles  from  1992 until  1995 and  Executive Vice
                             Chancellor  of  the  California  State   University
                             System  from 1974 until  1992. He is  a director of
                             Golden State Mutual Insurance Co.; a member of  the
                             Board   of  Councilors  of  the  School  of  Public
                             Administration, University of Southern  California;
                             and  a member  of the  Board of  Trustees of Loyola
                             Marymount University.

Committees:                  Audit, Nominating, and Public        Shares:    852
                             Policy

[PHOTO OF                    RICHARD D. FARMAN,
RICHARD D. FARMAN]           PRESIDENT AND  CHIEF OPERATING  OFFICER OF  PACIFIC
                             ENTERPRISES.
                             Mr.  Farman,  60, has  been  a director  of Pacific
                             Enterprises since 1992. He currently serves as Chairman of KCET Public Service Television and
                             Co-Chair of Progress L.A., Inc. He is a director and executive committee member of the Los Angeles
                             Area Chamber  of Commerce,  and director  of  Union
                             Bank,  Sentinel Group Funds,  Inc. and the National
                             Business-Higher Education Forum. He is a past chairman of the American Gas Association and the Natural Gas Council, and a member of the Pacific
                             Coast  Gas Association  and the  National Petroleum
                             Council.

Committees:                  Executive                           Shares: 152,745
                             and Public Policy

[PHOTO OF                    WILFORD D. GODBOLD, JR.,
WILFORD D. GODBOLD, JR.]     PRESIDENT, CHIEF EXECUTIVE  OFFICER AND A  DIRECTOR
                             OF  ZERO CORPORATION, AN INTERNATIONAL MANUFACTURER
                             OF ENCLOSURES AND COOLING  EQUIPMENT FOR THE  ELEC-
                             TRONICS  MARKET, AND  OF AIR CARGO  AND AIR FREIGHT
                             ENCLOSURES.
                             Mr. Godbold,  57, has  been a  director of  Pacific
                             Enterprises since 1990. He is also a director of Santa Fe Pacific Pipelines, Inc.; the California
                             State Chamber of Commerce (past chairman); The Em-ployer's Group (past chairman); a member of the Board of Trustees of the 4 A's Foundation and The
                             Wellness Community; and a member of the Council on California Competitiveness. He is a past President of the Board of Trustees of Marlborough School.

Committees:                  Audit,                               Shares:  2,000
                             Compensation, and Executive

[PHOTO OF                    IGNACIO E. LOZANO, JR.,
IGNACIO E. LOZANO, JR.]      CHAIRMAN OF  THE BOARD  OF  LA OPINION,  A  SPANISH
                             LANGUAGE  DAILY NEWSPAPER. DURING 1976 AND 1977 MR.
                             LOZANO SERVED  AS UNITED  STATES AMBASSADOR  TO  EL
                             SALVADOR.
                             Mr.  Lozano, 69,  has been  a   director of Pacific
                             Enterprises since 1978. He is also a director of BankAmerica Corporation, Bank of America NT&SA, The
                             Walt  Disney Company, Pacific Mutual Life Insurance
                             Company, the Santa Anita  Foundation and the  Youth
                             Opportunities Foundation. He is a trustee of the University of Notre Dame and a member of the Cali-fornia Press Association.

Committees:                  Audit,                               Shares:  1,373
                             Compensation, Executive and
                             Public Policy

[PHOTO OF                    HAROLD M. MESSMER, JR.,
HAROLD M. MESSMER, JR.]      CHAIRMAN,  PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                             ROBERT HALF INTERNATIONAL INC., A PERSONNEL SERVICE
                             FIRM SPECIALIZING  IN  THE  ACCOUNTING,  FINANCIAL,
                             BANKING AND INFORMATION SYSTEMS FIELDS.
                             Mr.  Messmer, 50, has  been a   director of Pacific
                             Enterprises since 1991.  He is also  a director  of
                             Airborne   Freight  Corporation,  First  Interstate
                             Bancorp, Health Care Property Investors, Inc.,  and
                             Spieker Properties, Inc. He is an active member of the Young Presidents' Organization and serves on the board of several civic and educational groups, including the San Francisco Bay Area Council and the San Francisco Boys and Girls Club.

Committees:                  Audit,                               Shares:  1,000
                             Compensation, and Nominating

[PHOTO OF                    PAUL A. MILLER,
PAUL A. MILLER]              RETIRED  CHAIRMAN OF THE  BOARD AND CHIEF EXECUTIVE
                             OFFICER OF  PACIFIC  ENTERPRISES; CHAIRMAN  OF  THE
                             EXECUTIVE   COMMITTEE   OF   PACIFIC   ENTERPRISES.
                             Mr. Miller,  71, has  been  a director  of  Pacific
                             Enterprises since 1952. He is also a director of Newhall Management Corporation, a director emeritus of Wells Fargo & Company, Wells Fargo Bank, N.A., and a trustee of Mutual Life Insurance Company of New York. He is a life trustee of the University of Southern California.

Committee:                   Executive                            Shares: 11,386

[PHOTO OF                    RICHARD J. STEGEMEIER,
RICHARD J. STEGEMEIER]       CHAIRMAN  EMERITUS   OF   THE   BOARD   OF   UNOCAL
                             CORPORATION,   AN  INTEGRATED   PETROLEUM  COMPANY.
                             Mr. Stegemeier, 67,  became a  director of  Pacific
                             Enterprises  in  1995.  He is  also  a  director of
                             Unocal  Corporation,   First  Interstate   Bancorp,
                             Foundation  Health Corporation,  Halliburton Compa-
                             ny,  Northrop  Grumman  Corporation  and   Outboard
                             Marine Corporation.

Committees:                  Audit,                               Shares:  1,000
                             Compensation, and
                             Nominating

[PHOTO OF                    DIANA L. WALKER,
DIANA L. WALKER]             PARTNER  IN  THE  LOS  ANGELES  BASED  LAW  FIRM OF
                             O'MELVENY & MYERS.
                             Mrs. Walker,  54, has  been a  director of  Pacific
                             Enterprises since 1989. She is a director of United
                             Way  of Greater Los Angeles and a former trustee of
                             Marlborough  School.   She   has   served   various
                             professional organizations. O'Melveny & Myers, of whom Mrs. Walker is a partner, provides legal services to Pacific Enterprises.

Committees:                  Audit, Nominating, and Public        Shares:    512
                             Policy

[PHOTO OF                    WILLIS B. WOOD, JR.,
WILLIS B. WOOD, JR.]         CHAIRMAN  OF THE BOARD  AND CHIEF EXECUTIVE OFFICER
                             OF PACIFIC ENTERPRISES.
                             Mr. Wood,  61,  has  been  a  director  of  Pacific
                             Enterprises  since 1989.  He is also  a director of
                             Great  Western  Financial  Corporation  and   Great
                             Western  Bank. He is the Chairman of the California
                             Medical  Center  Foundation;  a  director  of   the
                             California  State Chamber of Commerce, the National
                             Association of Manufacturers, the Los Angeles World
                             Affairs Council and the Automobile Club of Southern
                             California; Vice Chairman of the Board of Trustees of Harvey Mudd College, a trustee of the University of Southern California and the Southwest Museum;
                             and a member of the California Business Roundtable.

Committee:                   Executive                           Shares: 262,286

              SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the number of shares of Pacific Enterprises Common Stock beneficially owned as of March 18, 1996 by each director and nominee, the chief executive officer and the four other most highly compensated executive officers of Pacific Enterprises and, as a group, all such persons and all other executive officers.

                                                             NUMBER OF SHARES
NAME                                                         OF COMMON STOCK
----------------------------------------------------------  ------------------
Hyla H. Bertea............................................           5,429
Herbert L. Carter (#1)....................................             852
Richard D. Farman (#2)....................................         152,745
Wilford D. Godbold, Jr....................................           2,000
Frederick E. John (#2)....................................          39,054
Ignacio E. Lozano, Jr. (#3)...............................           1,373
Harold M. Messmer, Jr.....................................           1,000
Paul A. Miller............................................          11,386
Warren I. Mitchell (#2)...................................          60,420
Debra L. Reed (#2)........................................          17,690
Richard J. Stegemeier.....................................           1,000
Diana L. Walker...........................................             512
Willis B. Wood, Jr. (#2)..................................         262,286
All Directors and Executive Officers as a group
 (17 persons) (#2)........................................         636,157

----------
#1   Includes 39 shares held as guardian.
#2 Includes shares issuable upon exercise of employee stock options that are exercisable prior to May 31, 1996. Such option shares total 134,666 shares for Mr. Farman, 33,600 shares for Mr. John, 56,100 shares for Mr. Mitchell, 14,100 shares for Ms. Reed, 234,000 shares for Mr. Wood and 538,266 shares for all executive officers as a group.
#3   Includes 500 shares held by spouse.

    The shares of Pacific Enterprises Common Stock owned by all directors and executive officers as a group represent less than 1% of the outstanding voting shares.

    THE FOLLOWING INFORMATION CONTAINED UNDER THE CAPTIONS "FINANCIAL PERFORMANCE AND SHAREHOLDER RETURNS" AND "REPORT OF THE COMPENSATION COMMITTEE" SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHALL NOT BE DEEMED TO BE INCORPORATED INTO ANY FILING BY PACIFIC ENTERPRISES UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 IN THE ABSENCE OF SPECIFIC REFERENCE TO SUCH INFORMATION AND CAPTIONS.

                 FINANCIAL PERFORMANCE AND SHAREHOLDER RETURNS

    During 1995, Pacific Enterprises earned $185 million ($2.12 per share of Common Stock) compared to $172 million ($1.95 per share of Common Stock) during 1994. It also increased dividends on Common Stock by 6% to an annual rate of $1.36 per share and redeemed $30 million of Preferred Stock.

    These improvements in financial performance were achieved primarily as a result of an increase from 11% to 12% in the return on common equity authorized for Southern California Gas Company by the California Public Utilities Commission and reductions in operating costs that enabled the Gas Company to exceed its authorized return. During 1995, the Gas Company achieved a return on equity of 13.9%.

    Pacific Enterprises' financial results have been reflected in its stock price performance and total return to shareholders as shown in the graphs on the following page. These graphs compare the market value over the last three and five years (assuming reinvestment of dividends) of an initial $100 investment in Pacific Enterprises Common Stock at the beginning of each period with an identical investment in a weighted basket of stocks comprising the Standard & Poor's 500 Stock Index and indices of diversified/ integrated gas utilities and gas distribution utilities developed by the American Gas Association.

    Pacific Enterprises believes comparisons of its performance with that of the diversified/integrated gas utilities index are appropriate for years prior to 1993 when it was engaged in significant non-utility operations. Substantially all of these operations were sold during 1992 and early 1993 as part of a strategic plan to refocus on natural gas utility operations. Accordingly Pacific Enterprises believes that comparisons with the gas distribution utilities index are more appropriate for 1993 and subsequent years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                                               1991   1992   1993   1994   1995
                                               ----   ----   ----   ----   ----
Pacific Enterprises.........................   $ 86   $ 62   $ 81   $ 77   $108
S & P 500...................................    130    140    154    156    212
AGA Gas Distribution Utilities..............    121    145    168    153    200
AGA Diversified/Integrated Gas Utilities....     87     92    104     91    123

               COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN**

                                                1993      1994      1995
                                               -------   -------   -------
Pacific Enterprises.........................   $   131   $   124   $   175
S & P 500...................................       110       112       152
AGA Gas Distribution Utilities..............       116       106       138
AGA Diversified/Integrated Gas Utilities....       113        89       133

---------
 *   Assumes $100 invested on January 1, 1991 and all dividends reinvested.

**   Assumes $100 invested on January 1, 1993 and all dividends reinvested.

    The companies comprising the American Gas Association's diversified/integrated gas utilities group are Chesapeake Utilities Corporation, The Columbia Gas System, Inc., Consolidated Natural Gas Company, Eastern
Enterprises, Energen Corporation, Enserch Corporation, Equitable Resources, Inc., K N Energy, Inc., National Fuel Gas Company, National Gas & Oil Company, NorAm Energy Corp., ONEOK Inc., Pennsylvania Enterprises, Questar Corporation, South Jersey Industries, Inc., Southwest Gas Corporation, Southwestern Energy Company, UGI Corporation, Valley Resources, Inc., Washington Energy Company and WICOR, Inc.

    The companies comprising the American Gas Association's gas distribution utilities group are Atlanta Gas Light Company, Atmos Energy Corporation, Bay State Gas Company, The Berkshire Gas Company, Brooklyn Union Gas Company, Colonial Gas Company, Connecticut Energy Corporation, Connecticut Natural Gas Corporation, Delta Natural Gas Company, Inc., EnergyNorth, Inc., EnergyWest, Essex County Gas Company, Fall River Gas Company, Indiana Energy, Inc., Laclede Gas Company, MCN Corporation, Mobile Gas Service Corporation, New Jersey Resources Corporation, NICOR, Inc., North Carolina Natural Gas Corporation,
Northwest Natural Gas Company, NUI Corporation, Pacific Enterprises, Peoples Energy Corporation, Piedmont Natural Gas Company, Inc., Providence Energy Corporation, Public Service Company of North Carolina, Incorporated, Southern Union Company, United Cities Gas Company, Washington Gas Light Company, and Yankee Energy System, Inc.

    The factors affecting Pacific Enterprises future performance are discussed under the caption "Financial Review -- Management's Discussion and Analysis" in Pacific Enterprises 1995 Annual Report to Shareholders and in the financial statements appearing on pages 31 through 51 of the Annual Report.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee reviews management compensation levels, evaluates management performance, and considers management succession and related matters. The Committee also administers Pacific Enterprises' various executive incentive plans.

    Each year the Compensation Committee reviews and approves a compensation plan for Pacific Enterprises' executive officers. The plan is developed in conjunction with independent compensation consultants and includes a review of compensation practices of large gas and electric utilities (including several companies in the American Gas Association's index of gas distribution utilities) and gas transmission companies throughout the United States, a review of the performance of these companies and Pacific Enterprises, and subjective judgments as to the past and expected future contributions of Pacific Enterprises' individual executives.

    Base salaries are reviewed annually and adjustments are also considered upon changes in executive responsibilities. Annual performance bonus opportunity levels are developed and payment of bonuses tied to Pacific Enterprises' success in achieving a rate of return on equity derived from that authorized for Southern California Gas Company by the California Public Utilities Commission. Longer term incentive compensation is provided by annual grants of employee stock options which closely relate compensation to shareholder returns.

COMPENSATION CONSULTANTS

    To assist in performing its functions, the Compensation Committee retains Hewitt Associates, a nationally recognized consulting firm specializing in executive compensation issues. Hewitt Associates assists the Committee in formulating executive compensation policies and advises the Committee on programs and practices to implement policies adopted by the Committee. In doing so, Hewitt Associates prepares and reviews with the Committee surveys and other materials reflecting executive compensation policies of other companies and other factors (including relative performance and general economic conditions) which they deem relevant.

COMPENSATION POLICY

    The Compensation Committee has adopted a policy that overall compensation (salary, targeted annual bonuses and the grant-date estimated value of annual employee stock option awards) for executive officers generally should approximate the mid-point of overall compensation for similar levels of responsibility at large energy utilities and gas transmission companies. To align compensation with performance, the Committee has also adopted programs which afford the flexibility to recognize exceptional results through incentive-based compensation.

    The Compensation Committee believes its policies appropriately align the financial interests of Pacific Enterprises' executives with those of shareholders. All elements of executive compensation are at levels comparable to other large energy utilities and gas transmission companies for comparable levels of performance in 1995. In addition, amounts paid as annual bonuses and the realized value of stock options is highly variable and closely tied to corporate performance. As a consequence, much of an executive officer's compensation is "at risk" with the targeted value of annual bonuses and the grant-date estimated value of annual employee stock option awards intended to contribute from about 40% to 60% of total annual compensation.

    As one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax consequences to Pacific Enterprises and its executives of the form and amount of executive compensation and considers various alternatives for preserving the tax deductibility of executive compensation to Pacific Enterprises to the extent reasonably practicable and consistent with the Committee's other compensation objectives. Consequently, last year Pacific Enterprises obtained shareholder approval of performance goals for the payment of bonuses and dividend equivalents. This approval is intended to assure that bonus and dividend equivalent opportunities awarded over the next several years will, upon payment, be a tax deductible compensation expense to Pacific Enterprises.

COMPENSATION AWARDS

    SALARIES

    Willis B. Wood, Jr., Chairman of the Board and Chief Executive Officer, and Richard D. Farman, President and Chief Operating Officer did not receive salary increases for 1995. Reflecting a policy of the Compensation Committee to place more of their compensation at risk, they were offered and accepted greater performance bonus opportunities for 1995 in lieu of salary increases.

    PERFORMANCE BONUSES

    The Compensation Committee establishes annual performance bonus opportunities for executive officers based upon the attainment of objective financial goals. Performance at targeted levels is intended to compensate executive officers with bonuses at the midpoint for bonuses for comparable levels of responsibility and performance at other large energy utilities and gas transmission companies. Target award levels for 1995 ranged from 45% of base salary for the Chief Executive Officer and the President to 25% of base salary for Vice Presidents with maximum award levels for excellent performance ranging from 95% to 38% of base salary.

    During 1995, the continued superior performance of Southern California Gas Company resulted in Pacific Enterprises achieving a return on equity of 14%. This return was substantially above the rate of return authorized for Southern California Gas Company by the California Public Utilities Commission and the target return established by the Compensation Committee for the payment of annual performance bonuses. This excellent return, together with favorable assessments of their contributions to achieving it, resulted in paying maximum performance bonuses to Messrs. Wood and Farman for 1995.

    STOCK OPTIONS

    To provide long-term incentive compensation and in lieu of cash compensation, the Compensation Committee relies exclusively upon awards of stock options, the ultimate realizable value of which closely equates compensation to shareholder returns. Stock options are granted with an exercise price that is not less than the fair market value of the option shares at the date of the grant. They are typically granted for a ten-year term and vest in equal cumulative annual installments over a three-year period with vesting and exercisability subject only to continuing employment.

    Commencing in 1995, the Compensation Committee also began granting stock options with performance-based dividend equivalents. These provide executive officers with the opportunity to receive, upon the exercise of an option, all or a portion of the cash dividends that would have been paid on the shares as to which the option is exercised as if the shares had been outstanding from the date the option was granted. No dividend equivalents are payable unless Pacific Enterprises meets a threshold three-year cash flow performance goal and the percentage of dividends paid as dividend equivalents (to a maximum of all of the dividends that would have been paid on the shares) will depend upon the extent to which this threshold performance goal is exceeded. In addition, no dividend equivalents are payable in respect of the exercise of any "out-of-the-money" option -- an option for which the exercise price exceeds the market value of the shares purchased.

    In awarding stock options, the Compensation Committee sizes option grants to provide a grant-date estimated value at the approximate midpoint for option and other long-term incentive awards provided by large energy utilities and gas transmission companies for comparable levels of responsibility. Since the Compensation Committee uses only stock options to provide long-term incentive compensation, option awards are typically larger than those at otherwise comparable companies that provide additional forms of long-term compensation. During 1995, Messrs. Wood and Farman were awarded options having a grant-date estimated value of $423,060 (66,000 shares) and $320,500 (50,000 shares), respectively.

                                          COMPENSATION COMMITTEE
                                          Harold M. Messmer, Jr., Chairman
                                          Wilford D. Godbold, Jr.
                                          Ignacio E. Lozano, Jr.
                                          Richard J. Stegemeier

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid by Pacific Enterprises and its subsidiaries to those persons who were, at December 31, 1995, Pacific Enterprises' chief executive officer and its other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                    ---------------------------------
                                                                            AWARDS
                                                                    -----------------------
                                                                                   SHARES     PAYOUTS
                                            ANNUAL COMPENSATION     RESTRICTED   UNDERLYING   -------    ALL OTHER
                                          ------------------------    STOCK       OPTIONS/     LTIP     COMPENSATION
      NAME AND PRINCIPAL POSITIONS        YEAR   SALARY    BONUS      AWARDS        SARS      PAYOUTS       (#1)
----------------------------------------  ----  --------  --------  ----------   ----------   -------   ------------
Willis B. Wood, Jr.
 Chairman and Chief                       1995  $641,000  $603,250     $-0-        66,000      $-0-       $63,728
 Executive Officer of Pacific             1994  $641,000  $428,626     $-0-        60,000      $-0-       $72,658
 Enterprises                              1993  $641,000  $511,438     $-0-        80,000      $-0-       $57,808
Richard D. Farman
 President and Chief                      1995  $436,000  $408,500     $-0-        50,000      $-0-       $54,587
 Operating Officer                        1994  $436,000  $290,250     $-0-        35,000      $-0-       $62,134
 of Pacific Enterprises                   1993  $412,000  $267,525     $-0-        90,000      $-0-       $50,153
Warren I. Mitchell
 President of                             1995  $306,000  $180,000     $-0-        27,000                 $ 5,836
 Southern California                      1994  $291,000  $171,000     $-0-        25,000      $-0-       $ 6,803
 Gas Company                              1993  $271,000  $154,200     $-0-        32,000      $-0-       $ 8,243
Frederick E. John
 Senior Vice President                    1995  $251,000  $128,625     $-0-        15,000      $-0-       $ 5,751
 of Pacific Enterprises                   1994  $212,600  $ 92,970     $-0-        10,000      $-0-       $ 5,650
                                          1993  $209,600  $ 85,800     $-0-         8,000      $-0-       $ 5,865
Debra L. Reed
 Senior Vice President                    1995  $221,000  $112,875     $-0-        15,000      $-0-       $ 5,269
 of Southern California Gas               1994  $183,600  $ 67,000     $-0-         7,000      $-0-       $ 5,139
 Company                                  1993  $177,000  $ 60,000     $-0-         4,500      $-0-       $ 5,800

---------
#1 Consists of interest accruals on deferred compensation above 120% of the applicable federal rate, the dollar value of insurance premiums paid with respect to the term portion of life insurance and employer contributions to defined contribution plans. Such interest accruals, insurance premiums and contributions for 1995 were, respectively, $56,863, $2,192 and $4,673 for Mr. Wood; $48,492, $1,461 and $4,604 for Mr. Farman; $271, $1,065 and
     $4,500 for Mr. Mitchell; $299, $858 and $4,594 for Mr. John and $-0-,  $769
     and $4,500 for Ms. Reed.

STOCK OPTIONS

    The  following table sets forth  information regarding stock options granted
during  1995  to  each  of   the  executive  officers  named  under   "Executive
Compensation -- Summary Compensation Table."

                             OPTION/SAR GRANTS (#1)

                                                                 PERCENT OF
                                                 NUMBER OF     TOTAL OPTIONS/                            GRANT DATE
                                                   SHARES       SARS GRANTED                              ESTIMATED
                                                 UNDERLYING     TO EMPLOYEES    EXERCISE    EXPIRATION     PRESENT
NAME                                            OPTIONS/SARS      IN 1995         PRICE        DATE       VALUE(#2)
---------------------------------------------  --------------  --------------  -----------  -----------  -----------
Willis B. Wood, Jr...........................        66,000          11.3%      $  24 1/4       3/6/05    $ 423,060
Richard D. Farman............................        50,000           8.6%      $  24 1/4       3/6/05    $ 320,500
Warren I. Mitchell...........................        27,000           4.6%      $  24 1/4       3/6/05    $ 173,070
Frederick E. John............................        15,000           2.6%      $  24 1/4       3/6/05    $  96,150
Debra L. Reed................................        15,000           2.6%      $  24 1/4       3/6/05    $  96,150

---------
#1 All options were granted with performance-based dividend equivalents (see "Report of the Compensation Committee -- Compensation Awards -- Stock Options") and at an exercise price of 100% of the fair market value of the option shares on the date of grant; are for a ten-year term, subject to earlier expiration upon termination of employment; and become exercisable in cumulative annual installments of one-third of the shares initially subject to the option on each of the first three anniversaries of the date of grant. Upon a change in control in Pacific Enterprises, the time periods relating to the exercise of stock options will be accelerated and, upon the request of the optionee, Pacific Enterprises will purchase the option for an amount in cash equal to the amount which could be realized upon the exercise thereof.
#2 Estimated present value is based on the Black Scholes Model and consists of an option value of $4.13 and a dividend equivalent value of $2.28. The following assumptions were used in the Black Scholes Model: stock price volatility of 25.44%, a risk-free rate of return of 7.2%, and an annual dividend yield of 5.28%. Further adjustments were made based on actuarial assumptions regarding the termination of employment prior to option vesting and prior to expiration of the ten-year option term, reducing estimated values by 15.54% and 9.08% respectively. The dividend equivalent value is based on $1.28 annual dividend (the rate in effect at the grant date), and the volatility of the cash flow measures which determine the amount of dividend equivalents paid. At target levels of performance, 67% of the dividends are paid. Options will have no actual value unless the stock price appreciates from the date of grant to the exercise date. If the named officers realize the estimated grant date values, total shareholder value (dividends and stock price appreciation) will have increased by approximately $543 million and the value of the named officers options will be .195% of the total increase.

    The following table sets forth as to each executive officer named under "Executive Compensation -- Summary Compensation Table" information regarding stock options exercised in 1995 and the value of stock options outstanding at December 31, 1995.

                   OPTION/SAR EXERCISES AND OPTION/SAR VALUES

                                                                  NUMBER OF
                                     OPTIONS/SARS             SHARES UNDERLYING            VALUE OF UNEXERCISED
                                  EXERCISED IN 1995        UNEXERCISED OPTIONS/SARS     IN-THE-MONEY OPTIONS/SARS
                               ------------------------    AT DECEMBER 31, 1995(#1)        AT DECEMBER 31, 1995
                                 SHARES        VALUE     ----------------------------  ----------------------------
NAME                            ACQUIRED     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------  -----------  -----------  ------------  --------------  ------------  --------------
Willis B. Wood, Jr...........      -0-          -0-          157,000        209,000     $  833,000    $  2,099,000
Richard D. Farman............      -0-          -0-           92,000        150,000     $  372,250    $  1,091,250
Warren I. Mitchell...........      15,000   $    78,125       35,100         78,200     $   84,800    $    545,000
Frederick E. John............      11,200   $    56,500       21,400         33,400     $  -0-        $    181,800
Debra L. Reed................       6,800   $    23,675        6,800         24,200     $  -0-        $    118,388

---------
#1   The exercise price of outstanding options ranges from $19 1/4 to $50 7/8.

PENSION BENEFITS

    The following table sets forth estimated annual pension benefits, including supplemental pension benefits, payable upon retirement at age 65 to Pacific
Enterprises' executive officers (based upon payment of benefits as a straight life annuity after maximum offset for social security benefits but without offset for any other benefits) in various compensation and years-of-service classifications.

                               PENSION PLAN TABLE

                                                                 YEARS OF SERVICE (#2)
                                                    ------------------------------------------------
                REMUNERATION (#1)                   15 YEARS  20 YEARS  25 YEARS  30 YEARS  35 YEARS
              ----------------------                --------  --------  --------  --------  --------
$ 200,000.........................................  $ 93,000  $115,000  $117,500  $120,000  $122,500
  400,000.........................................   195,000   235,000   240,000   245,000   250,000
  600,000.........................................   295,000   355,000   362,500   370,000   377,500
  800,000.........................................   395,000   475,000   485,000   495,000   505,000
 1,000,000........................................   495,000   595,000   607,500   620,000   632,500
 1,200,000........................................   595,000   715,000   730,000   745,000   760,000
 1,400,000........................................   693,000   833,000   850,000   868,000   885,000

---------
#1 Average salary for highest three consecutive years of service and average of three highest annual bonuses during the last ten years of service.
#2 Years of service number 35 for Mr. Wood, 17 for Mr. Farman, 37 for Mr. Mitchell, 14 for Mr. John and 17 for Ms. Reed.

                SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS

    The accompanying proxy or voting instruction is solicited on behalf of the Board of Directors of Pacific Enterprises. All shares represented by properly executed proxies and voting instructions received in time for the Annual Meeting will be voted in accordance with the instructions specified thereon. If no instructions are specified, the shares will be voted in accordance with the recommendations of the Board of Directors. The holders of the proxies or voting instructions are authorized to vote the shares in their discretion as to any other business that may come before or any matters incident to the conduct of the Annual Meeting.

    A shareholder giving a proxy may revoke it at any time before it is voted by delivering to Pacific Enterprises a written notice of revocation, presenting to the Annual Meeting a valid proxy bearing a later date, or attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

    Employee benefit plans of Pacific Enterprises and its subsidiaries held 12,225,052 shares of Pacific Enterprises Common Stock at March 18, 1996, representing 14.3% of the outstanding voting shares. Participants in these plans may direct the voting of shares allocated to their individual employee accounts by providing timely voting instructions to the plan trustees. Instructions must be received by the trustees, and may be revoked or changed only by new instructions received by the trustees, at least two days before the Annual Meeting.

    Of the shares held by employee benefit plans, 9,907,621 shares (representing 11.6% of the outstanding voting shares) are held by the Retirement Savings Plans of Pacific Enterprises and its subsidiaries. Substantially all of these shares have been allocated to individual employee accounts. To the extent consistent with its fiduciary duties, Bankers Trust Company of California, N.A., as trustee for the plans, will vote unallocated shares and allocated shares for which voting instructions are not timely received in the same manner and proportion as allocated shares for which voting instructions are timely received.

    The remaining shares held by employee benefit plans (2,317,431 shares, representing 2.7% of the outstanding voting shares) are held by Pacific Enterprises' employee stock ownership plan. None of these shares has been allocated to individual employee accounts and will be voted by the plan trustee, U.S. Trust Company of California, in accordance with instructions to be received from Pacific Enterprises' Benefits Committee, all of the members of which are officers or other employees of Pacific Enterprises and Southern California Gas Company. The Benefits Committee has adopted a general guideline contemplating that these shares will be voted in the same manner and proportion as shares held in the Retirement Savings Plans are voted but meets shortly prior to each Annual Meeting to determine whether the specific issues to be voted upon are appropriate for the application of that guideline.

    The expenses of soliciting proxies and voting instructions will be paid by Pacific Enterprises and will include reimbursement of banks, brokerage firms, nominees, fiduciaries, and other custodians for expenses of forwarding solicitation materials to beneficial owners of voting shares. The solicitation is being made by mail and may also be made in person or by letter, telephone, telegraph or other means of communication by directors, officers and management employees of Pacific Enterprises and its subsidiaries who will not be additionally compensated therefor. In addition, D. F. King & Co., Inc. has been retained by Pacific Enterprises to assist in the solicitation of proxies and will be paid a fee of $11,000 plus reimbursement of expenses for these services.

                              INDEPENDENT AUDITORS

    The Board of Directors, upon the recommendation of its Audit Committee, has selected Deloitte & Touche LLP to serve as Pacific Enterprises' independent auditors for 1996. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

                                 ANNUAL REPORTS

    Pacific Enterprises' 1995 Annual Report to Shareholders was mailed to shareholders commencing March 8, 1996. Copies of Pacific Enterprises' Annual Report to the Securities and Exchange Commission on Form 10-K will be provided to shareholders, without charge, upon written request to the Secretary of Pacific Enterprises addressed to P.O. Box 60043, Los Angeles, California 90060-0043.

                             SHAREHOLDER PROPOSALS

    Shareholders intending to bring any business before an Annual Meeting of Shareholders of Pacific Enterprises, including nominations of persons for election as directors, must give written notice to the Secretary of Pacific Enterprises of the business to be presented. The notice must be received at Pacific Enterprises' offices within the periods and must be accompanied by the information and documents specified in Pacific Enterprises' bylaws, a copy of which may be obtained by writing to the Secretary of Pacific Enterprises. The period for notice of business to be brought by shareholders before the 1996 Annual Meeting of Shareholders has expired.

    The 1997 Annual Meeting of Shareholders is expected to be held on May 8, 1997. The period for the receipt by Pacific Enterprises of notice of business to be brought by shareholders before the 1997 Annual Meeting will commence on January 9, 1997 and end on March 10, 1997.

    Proposals of shareholders that are intended to be included in Pacific Enterprises' proxy materials for the 1997 Annual Meeting of Shareholders under the Shareholder Proposal Rule of the Securities and Exchange Commission must be received by the Secretary of Pacific Enterprises on or before November 22, 1996.

                            ------------------------

    IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BRING THE ADMISSION TICKET PRINTED ON THIS PAGE WITH YOU. IF YOU DO NOT HAVE AN ADMISSION TICKET, VERIFICATION OF SHARE OWNERSHIP WILL BE NECESSARY TO OBTAIN ADMISSION TO THE ANNUAL MEETING. SEE "NOTICE OF ANNUAL MEETING" FOR DETAILS.

                                     [LOGO]

                      1996 ANNUAL MEETING ADMISSION TICKET

  THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD AT 9:30 A.M. ON MAY 9, 1996,
    IN THE BURBANK AIRPORT HILTON AND CONVENTION CENTER, 2500 HOLLYWOOD WAY,
                              BURBANK, CALIFORNIA

                        ADMIT ONE SHAREHOLDER AND GUEST

(Doors open at 8:30 a.m. You may by-pass the registration area and present this ticket to the hosts at the inside doors.)
 NOTE: Cameras, tape recorders, etc., will not be allowed in the meeting room.

                                     [LOGO]
                            ANNUAL MEETING LOCATION
                                     [MAP]

                                     [LOGO]

                               ANNUAL MEETING OF
                                  SHAREHOLDERS

                             BURBANK AIRPORT HILTON
                             AND CONVENTION CENTER
                               2500 HOLLYWOOD WAY
                              BURBANK, CALIFORNIA

                                  MAY 9, 1996

                               NOTICE OF MEETING
                                      AND
                                PROXY STATEMENT

                              PACIFIC ENTERPRISES

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS          1996


   RICHARD D. FARMAN, THOMAS C. SANGER and WILLIS B. WOOD, JR., or any of them, with full power of substitution, are authorized to vote the shares of the undersigned at the Annual Meeting of Shareholders of Pacific Enterprises to be held on Thursday, May 9, 1996, at 9:30 A.M. or at any adjournment.

     NOMINEES FOR ELECTION AS DIRECTORS: Hyla H. Bertea, Herbert L. Carter, Richard D. Farman, Wilford D. Godbold, Jr., Ignacio E. Lozano, Jr., Harold M. Messmer, Jr., Paul A. Miller, Richard J. Stegemeier,
     Diana L. Walker, Willis B. Wood, Jr.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE AND, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS. The proxy holders are authorized to vote the shares in their discretion as to any other business that may come before the Annual Meeting.


           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                                                                     PLEASE MARK
                                                             / X / YOUR VOTES AS
                                                                    THIS EXAMPLE

PACIFIC ENTERPRISES' BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

                              FOR          WITHHELD
     ELECTION OF
     DIRECTORS                / /            / /


     For, except vote withheld from the following nominee(s):


     ________________________________________________________


     Mark here if you desire confidential voting in              / /
     accordance with the policy described in the accompanying proxy statement.

     Mark here if you expect to attend the                       / /
     Annual Meeting in person.


Date:__________________________________________________________,1996

     _______________________________________________________________

     _______________________________________________________________
      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.

                        CONFIDENTIAL VOTING INSTRUCTIONS

      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PACIFIC ENTERPRISES


   Bankers Trust Company of California, N.A., Trustee for the Retirement Savings Plans of Pacific Enterprises and its subsidiaries, is authorized and instructed to vote or appoint a proxy or proxies to vote all shares of stock of Pacific Enterprises credited to my account in such Plans at the Annual Meeting of Shareholders of Pacific Enterprises to be held on Thursday, May 9, 1996, at
9:30 A.M. or at any adjournment.

   Nominees for election as directors: Hyla H. Bertea, Herbert L. Carter, Richard D. Farman, Wilford D. Godbold, Jr., Ignacio E. Lozano, Jr., Harold M. Messmer, Jr., Paul A. Miller, Richard J. Stegemeier, Diana L. Walker, Willis B. Wood, Jr.

   The Retirement Savings Plans of Pacific Enterprises and its subsidiaries make provisions for you to give confidential instructions as to how you wish shares held by you in the Plans to be voted at the Annual Meeting of Shareholders of Pacific Enterprises. To the extent consistent with its fiduciary duties, the Trustee will vote shares held in the Plans for which instructions are not timely received and shares not allocated to individual accounts in the same manner and ratio as shares for which voting instructions are timely received from participants in the Plans. Revocation or change of vote can be made only by new instructions received at least two days before the meeting.

   THE SHARES REPRESENTED BY THIS INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE AND, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THEELECTION OFDIRECTORS. The Trustee is authorized to vote the shares in its discretion with respect to any other business that may come before the Annual Meeting.

                          (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                                                                     PLEASE MARK
                                                               /X/ YOUR VOTES AS
                                                                    THIS EXAMPLE


PACIFIC ENTERPRISES' BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

                       FOR     WITHHELD
     ELECTION OF
     DIRECTORS         / /       / /

     For, except vote withheld from the following nominee(s):


     ________________________________________________________


Voting instructions must be received by trustee, and may be revoked or changed only by new instructions received by the trustee, at least two days before the annual meeting.


SHARES


Date: ________________________________,1996

___________________________________________

___________________________________________
PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.